UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

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Exponent, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	0-018655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive,

Menlo Park, CA 94025

Address of Principal Executive Offices, Including Zip Code

(650) 326-9400

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 5, 2025, we held our annual meeting of stockholders. A total of 50,757,382 shares of our common stock were outstanding as of April 9, 2025, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected George H. Brown, Catherine Ford Corrigan, Ph.D., Paul R. Johnson, Ph.D., Carol Lindstrom, Karen A. Richardson, and Debra L. Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
George H. Brown	42,840,334	974,020	61,590	3,358,064
Catherine Ford Corrigan Ph.D.	43,381,286	460,590	34,068	3,358,064
Paul R. Johnston, Ph.D.	43,096,159	763,593	16,192	3,358,064
Carol Lindstrom	42,691,896	1,153,780	30,268	3,358,064
Karen A. Richardson	42,839,466	970,996	65,482	3,358,064
Debra L. Zumwalt	42,555,744	1,254,718	65,482	3,358,064

The current members of the audit committee are now: George Brown (chair), Carol Lindstrom, Karen Richardson, and Debra Zumwalt. The current members of the nominating and corporate governance committee are now: Carol Lindstrom (chair), George Brown, Karen Richardson, and Debra Zumwalt. The current members of the human resources committee are now: Debra Zumwalt (chair), George Brown, Carol Lindstrom, and Karen Richardson. Karen Richardson has been appointed Lead Independent Director in accordance with the Amended and Restated Bylaws.

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2025

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending January 2, 2026. The results of the vote were as follows:

For	46,682,392

Against	530,816

Abstentions	20,800

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2024

Our stockholders approved, on an advisory basis, the fiscal 2024 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	41,974,151

Against	1,851,126

Abstentions	50,667

Broker non-votes	3,358,064

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPONENT, INC.

Date: June 10, 2025	By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Executive Vice President, Chief Financial Officer, and Corporate Secretary